AMENDMENT NO. 3
TO
PLAN OF DISTRIBUTION
PURSUANT TO RULE 12b-1
(Class A Shares, Class B Shares, Class C Shares)
(Reimbursement)
     The Plan of Distribution (the “Plan”), dated February 12, 2010, pursuant to Rule 12b-1, is hereby amended May 4, 2010, as follows:
     WHEREAS, the parties desire to amend the Plan to remove Invesco Alternative Opportunities Fund, Invesco FX Alpha Plus Strategy Fund and Invesco FX Alpha Strategy Fund effective October 29, 2010.
     NOW THEREFORE, Schedule A to the Plan is hereby deleted and replaced in its entirety with the following:
“SCHEDULE A
PLAN OF DISTRIBUTION PURSUANT TO RULE 12B-1
AIM COUNSELOR SERIES TRUST

Portfolio	Shares
Invesco Balanced Fund	Class A Shares
Class B Shares
Class C Shares
Invesco California Tax-Free Income Fund	Class A Shares
Class B Shares
Class C Shares
Invesco Dividend Growth Securities Fund	Class A Shares
Class B Shares
Class C Shares
Invesco Equally-Weighted S&P 500 Fund	Class A Shares
Class B Shares
Class C Shares
Invesco Fundamental Value Fund	Class A Shares
Class B Shares
Class C Shares
Invesco New York Tax-Free Income Fund	Class A Shares
Class B Shares
Class C Shares
Invesco S&P 500 Index Fund	Class A Shares
Class B Shares
Class C Shares

AIM GROWTH SERIES

Portfolio	Shares
Invesco Convertible Securities	Class A Shares
Class B Shares
Class C Shares
AIM INVESTMENT FUNDS

Portfolio	Shares
Invesco Commodities Strategy Fund	Class A Shares
Class B Shares
Class C Shares
Invesco Global Advantage Fund	Class A Shares
Class B Shares
Class C Shares
Invesco Global Dividend Growth Securities Fund	Class A Shares
Class B Shares
Class C Shares
Invesco Health Sciences Fund	Class A Shares
Class B Shares
Class C Shares
Invesco Pacific Growth Fund	Class A Shares
Class B Shares
Class C Shares
AIM INVESTMENT SECURITIES FUNDS

Portfolio	Shares
Invesco High Yield Securities Fund	Class A Shares
Class B Shares
Class C Shares
AIM SECTOR FUNDS

Portfolio	Shares
Invesco Mid-Cap Value Fund	Class A Shares
Class B Shares
Class C Shares
Invesco Small-Mid Special Value Fund	Class A Shares
Class B Shares
Class C Shares
Invesco Special Value Fund	Class A Shares
Class B Shares
Class C Shares

Portfolio	Shares
Invesco Technology Sector Fund	Class A Shares
Class B Shares
Class C Shares
Invesco Vaue Fund	Class A Shares
Class B Shares
Class C Shares
AIM TAX-EXEMPT FUNDS

Portfolio	Shares
Invesco Tax-Exempt Securities Fund	Class A Shares
Class B Shares
Class C Shares”
     All other terms and provisions of the Plan not amended hereby shall remain in full force and effect.

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